Rule 497(e)
                                       Registration Nos. 333-168727and 811-22452



                            FIRST TRUST SERIES FUND

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                  FIRST TRUST SHORT DURATION HIGH INCOME FUND

                 (each, a "Fund" and collectively, the "Funds")

                          SUPPLEMENT TO THE PROSPECTUS
                              DATED MARCH 3, 2014

                              DATED APRIL 11, 2014

      1. Notwithstanding anything to the contrary in the prospectus, the fourth paragraph of the section entitled "Principal Investment Strategies" in the prospectus for the First Trust Preferred Securities and Income Fund is revised to add the following after the last sentence:

           "The 15% restriction on the Fund's investments in Rule 144A securities shall be eliminated on or about June 18, 2014."


      2. On or about June 18, 2014, the third paragraph of the section entitled "Principal Investment Strategies" in the prospectus for the First Trust Preferred Securities and Income Fund will be replaced in its entirety with the following:

           Under normal market conditions, the Fund invests at least 60% of its net assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase by at least one independent rating agency, such as Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., or another nationally recognized statistical rating organization, and unrated securities judged to be of comparable quality by the Fund's sub-advisor. The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB+/Ba1 or lower) at the time of purchase, which are commonly referred to as "high yield" securities or "junk bonds." For securities with a split rating, the highest available rating will be used. In addition, at least 80% of the Fund's net assets are issued by issuers that have long-term issuer credit ratings of investment grade at the time of purchase.


      3. The section entitled "Redemption of Fund Shares - Involuntary Redemption" in the Funds' prospectus is hereby revised by adding the following paragraph:

           From the time to time, certain dealers that do not have dealer agreements with the Funds' principal underwriter, FTP, may purchase shares of a Fund. Upon 30 days' written notice to such dealers, the Funds reserve the right to involuntarily redeem these accounts if a dealer agreement is not executed within the 30-day period. The account will not be assessed a CDSC on an involuntary redemption.




   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE



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                                                                     Rule 497(e)
                                       Registration Nos. 333-168727and 811-22452



                            FIRST TRUST SERIES FUND

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                  FIRST TRUST SHORT DURATION HIGH INCOME FUND

                 (each, a "Fund" and collectively, the "Funds")

               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 3, 2014

                              DATED APRIL 11, 2014


      1. On or about June 18, 2014, the Statement of Additional Information for the Funds is revised by deleting the following sentence from the second paragraph of the section entitled "Hedging Strategies - General Limitations on Futures and Options Transactions:"

            "The Funds will not enter into Futures Contracts and options transactions if more than 30% of their net assets would be committed to such instruments."


      2. The Statement of Additional Information for the Funds is revised by replacing in its entirety the fourth paragraph of the section entitled "Purchase and Redemption of Fund Shares:"

            The minimum initial investment is $2,500 per Fund share class ($750 for a Traditional/Roth IRA account, $500 for an Education IRA account and $250 for accounts opened through fee-based programs). Subsequent investments have a minimum of $50. There are no minimums for purchases or exchanges into the Funds through employer-sponsored retirement plans. Class I shares have a minimum investment of $1 million for certain investors. The Funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


   PLEASE KEEP THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION
                              FOR FUTURE REFERENCE